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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                          -----------------------------


                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



                Date of Report (Date of earliest event reported):


                                OCTOBER 26, 2001


                                  -------------


                          GLOBAL ELECTION SYSTEMS INC.
               (Exact name of registrant as specified in charter)


                            BRITISH COLUMBIA, CANADA
                            ------------------------
         (State or other Jurisdiction of Incorporation or Organization)


            0-24725                                      85-0394190
            -------                                      ----------
    (Commission File Number)                (IRS Employer Identification No.)

         1611 WILMETH ROAD
          MCKINNEY, TEXAS                                   75069
         -----------------                                  -----
(Address of Principal Executive Offices)                  (Zip Code)

                                  (972)542-6000
                                  -------------
                             (Registrant's telephone
                          number, including area code)

                                    NO CHANGE

          (Former Name or Former Address, if Changed Since Last Report)


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ITEM 5.           OTHER EVENTS.

         At the Registrant's extraordinary general meeting of shareholders held on Friday, October 26, 2001, shareholders of the Registrant approved the previously announced plan of arrangement between the Registrant and Diebold, Incorporated, whereby the Registrant will be acquired by Diebold in a merger transaction. A press release was issued October 29, 2001 announcing the results of the meeting.

         The press release also described a demand letter received by the Registrant from a creditor and significant shareholder of the Registrant.

         A copy of the press release is attached hereto as Exhibit 99 and is incorporated herein by reference.

ITEM 7.           EXHIBITS.

      Exhibit 99           Press Release, dated October 29, 2001.



                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                               GLOBAL ELECTION SYSTEMS INC.


                                               By:   /s/ BRIAN W. COURTNEY
                                                  ------------------------------
                                                     Brian W. Courtney
                                                     Chief Executive Officer




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                               INDEX TO EXHIBITS


EXHIBIT
NUMBER         DESCRIPTION
-------        -----------
  99           Press Release, dated October 29, 2001.